SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 22, 2004

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, Amazon.com, Inc. announced its second quarter 2004 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding non-GAAP financial measures included in certain of Amazon.com’s public disclosures, including its second quarter 2004 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and
Chief Financial Officer

Dated: July 22, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 22, 2004 announcing Amazon.com, Inc.’s Second Quarter 2004 Financial Results.
99.2	Information Regarding Certain Non-GAAP Financial Measures.